UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

Imaging3, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50099	95-4451059
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

10866 Wilshire Blvd. Los Angeles, CA 90024

(Address of Principal Executive Offices) (Zip Code)

(310) 205-1382

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.001 par value common stock	IGNG	OTCQB

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a), (b) Since the Company’s wholly-owned operating subsidiary, Grapefruit Boulevard Investments, Inc., (“Grapefruit”) engaged Singer, Lewak, LLP (“Singer”) to audit its financial statements as of and for Grapefruit fiscal Years ended April 30, 2018 and 2019, the Board of Directors of Imaging3, Inc. (the “Company”) has considered whether it would be in the best interests of the Company and its shareholder to also engage Singer to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2019, continue with its current independent registered public accounting firm Rose, Snyder and Jacobs LLC or engage a new independent registered public accounting firm. After thorough examination of all the factors to be examined in connection with this decision, on January 13, 2020 the Company’s board of Directors determined to replace Rose, Snyder and Jacobs, LLP (“RSJ”) as the Company’s independent registered public accounting firm effective immediately.

The reports of RSJ on the Company’s consolidated financial statements as of and for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each of the audit reports on our Financial Statements for the years ended December 31, 2018 and 2017 did contain and explanatory paragraph related to our ability to continue as a going concern.

During the years ended December 31, 2018 and 2017, and through January 13, 2020, there were no (a) disagreements with RSJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to RSJ’s satisfaction, would have caused RSJ to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided RSJ with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from RSJ a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of RSJ’s letter dated January 21, 2019 is attached as Exhibit 16.1.

Contemporaneous with the determination to dismiss RSJ, the Company’s board of directors decided to engage L&L CPAs, PA (“L&L”) as the Company’s independent registered public accounting firm for the year ended December 31, 2019, also to be effective immediately.

During the years ended December 31, 2018 and 2017 and the subsequent interim period through November 12, 2019, the Company did not consult with L&L regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibit:

		16.1	Letter of Rose, Snyder & Jacobs, LLP, dated Jan. 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Imaging3, Inc.

	By	/s/ Bradley J. Yourist
	Name:	Bradley J. Yourist
	Title:	CEO and Director
Date: January 23, 2020